                                                                    Exhibit 10.1


                              KMC TELECOM HOLDINGS, INC.

           $249,965,568 REPRESENTING 460,800 UNITS, EACH UNIT CONSISTING OF
                     ONE 121/2% SENIOR DISCOUNT NOTE DUE 2008 AND
                 ONE WARRANT TO PURCHASE COMMON STOCK OF THE COMPANY





                                  PURCHASE AGREEMENT







                                   January 26, 1998

                             KMC TELECOM HOLDINGS, INC.

                                 PURCHASE AGREEMENT

                                                                January 26, 1998

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036-8293

Dear Sirs and Mesdames:

          KMC Telecom Holdings, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to you (the "Initial Purchaser") 460,800 Units (the "Units"). Each Unit will consist of (i) one 121/2% Senior Discount Note due 2008 of the Company (collectively, the "Notes") to be issued pursuant to the provisions of an Indenture (the "Indenture") dated as of the Closing Date (as defined in Section 4) between the Company and The Chase Manhattan Bank, as trustee (in such capacity, the "Trustee"), and (ii) one Warrant (collectively, the "Warrants"), entitling the holder thereof to purchase 0.21785 shares of common stock, par value $0.01 per share ("Common Stock"), of the Company (collectively, the "Warrant Shares") from the Company at an exercise price of $0.01 per share, subject to adjustment as provided in the Warrant Agreement (as defined below). The Warrants will be issued pursuant to the provisions of a warrant agreement (the "Warrant Agreement") dated as of the Closing Date between the Company and The Chase Manhattan Bank, as warrant agent (in such capacity, the "Warrant Agent"), substantially in the form attached hereto as Exhibit A.

          The Units will be offered without being registered under the Securities Act of 1933, as amended (the "Securities Act") to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act, in offshore transactions in reliance on Regulation S under the Securities Act ("Regulation S") and to institutional accredited investors (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that deliver a letter in the form annexed to the Final Memorandum.

          The Initial Purchaser and its direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement relating to the Notes, to be dated the date hereof, and to be substantially in the form attached hereto as Exhibit B (the "Registration Rights Agreement") and (ii) a Warrant Registration Rights Agreement relating to the Warrants, dated the date hereof, and to be substantially in the form attached hereto as Exhibit C (the "Warrant Registration Rights Agreement").

          In connection with the sale of the Units, the Company has prepared a preliminary private placement memorandum dated January 7, 1998 (the "Preliminary Memorandum") and will prepare a final private placement memorandum (the "Final Memorandum" and, with the Preliminary Memorandum, each a "Memorandum") setting forth or including a description of the terms of the Units, the Notes, the Warrants and the Warrant Shares, the terms of the offering and a description of the Company and its business.

          1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to, and agrees with, you that as of the date hereof:

          (a) The Preliminary Memorandum as of the date hereof does not contain and the Final Memorandum, in the form used by the Initial Purchaser to confirm sales and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in either Memorandum based upon information relating to the Initial Purchaser furnished to the Company in writing by such Initial Purchaser expressly for use therein.

          (b) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in each Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (c) Each subsidiary of the Company is listed on Exhibit D hereto (each a "Subsidiary" and, collectively, the "Subsidiaries") and has been duly incorporated or otherwise organized, is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, has the corporate and/or limited liability company power and authority, as appropriate, to own its property and to conduct its business as described in each Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and the Subsidiaries, taken as a whole; all of the issued shares of capital stock or membership interests of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned, directly or indirectly, by the Company, free and clear of all liens, encumbrances, equities or claims, other than those indicated in either Memorandum.

          (d) This Agreement has been duly authorized, executed and delivered by the Company.

          (e) The Notes have been duly authorized by the Company and, when executed and authenticated in accordance with the Indenture, and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will (x) be valid and binding obligations of the Company enforceable in accordance with their terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and (B) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability and (y) be entitled to the benefits of the Indenture pursuant to which such Notes are to be issued and the Registration Rights Agreement.

          (f) Each of the Indenture and the Registration Rights Agreement has been duly authorized by the Company and, when executed and delivered by the Company, will be a valid and binding agreement of, the Company, enforceable in accordance with its terms except that (w) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally, (x) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability, (y) rights to indemnification and contribution may be limited by public policy and (z) provisions of the Indenture, if any, requiring any waiver of stay or extension laws, diligent performance or other acts on the part of the Trustee may be unenforceable under principles of public policy.

          (g) The Warrants have been duly authorized by the Company and, when executed, and countersigned by the Warrant Agent as provided in the Warrant Agreement, and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will (x) be valid and binding obligations of the Company enforceable in accordance with their terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium or similar laws relating to or affecting creditors' rights generally and (B) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles and (y) be entitled to the benefits of the Warrant Agreement pursuant to which such Warrants are to be issued and the Warrant Registration Rights Agreement.

          (h) Each of the Warrant Agreement and the Warrant Registration Rights Agreement has been duly authorized by the Company and, when executed and delivered by the Company, will be a valid and binding agreement of the Company, enforceable in accordance with its terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium or similar laws relating to or affecting creditors' rights generally,
     (y) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles and (z) rights to indemnification and contribution may be limited by public policy.

          (i) The Warrant Shares issuable upon exercise of the Warrants have been duly authorized and reserved by the Company and, when issued and delivered upon exercise of the Warrants in accordance with the terms of the Warrants and the Warrant Agreement, will be validly issued, fully paid and non-assessable and the issuance of such Warrant Shares will not be subject to any preemptive rights.

          (j) The shares of Common Stock outstanding prior to the issuance of the Units have been duly authorized and are validly issued, fully paid and non-assessable.

          (k) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Registration Rights Agreement, the Warrant Agreement, the Warrant Registration Rights Agreement, the Notes and the Warrants (collectively, the "Transaction Documents") and the issuance, sale and delivery of the Units, Notes and Warrants and the issuance of the Warrant Shares upon exercise of the Warrants in accordance with the terms of the Warrants and the Warrant Agreement by the Company will not contravene (i) any provision of applicable law, (ii) the certificate of incorporation or bylaws of the Company, (iii) any agreement or other instrument binding upon the Company or any of its Subsidiaries, or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Subsidiary, except with respect to clauses (i) and (iii) to the extent than any contravention would not have a material adverse effect on the Company and its Subsidiaries taken as a whole.and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under the Transaction Documents, except (x) such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Units, Notes and Warrants, (y) such as may be required by Federal and state securities laws with respect to the Company's obligations under the Registration Rights Agreement and the Warrant Registration Rights Agreement and (z) for any consents, approvals, authorizations, orders or qualifications, the failure to obtain which would not have a material adverse effect on the ability of the Company to perform its obligations under the Transaction Documents.

          (l) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole, from that set forth in the Preliminary Memorandum. Furthermore, (1) the Company and its Subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (2) the Company has not purchased (except for the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons providing services to the Company or any of its Subsidiaries pursuant to agreements under which the Company has the option to repurchase such shares of Common Stock at cost upon the occurrence of certain events such as the termination of employment or other service-providing relationship) any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (3) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its consolidated Subsidiaries taken as a whole, except in each case as described in the Final Memorandum.

          (m) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its Subsidiaries is a party or to which any of the properties of the Company or any of its Subsidiaries is subject other than proceedings accurately described in all material respects in each Memorandum and proceedings that are not reasonably likely to have a material adverse effect on the Company and its Subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under any of the Transaction Documents or to consummate the transactions contemplated by the Final Memorandum.

          (n) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an "Affiliate") of the Company has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Units, the Notes or the Warrants in a manner that would require the registration under the Securities Act of the Units, the Notes or the Warrants or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities
     Act) in connection with the offering of the Units, the Notes or the Warrants or in any manner involving a public offering within the meaning of
     Section 4(2) of the Securities Act.

          (o) The Company is not, and after giving effect to the offering and sale of the Units, the Notes and the Warrants and the application of the proceeds thereof as described in the Final Memorandum, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

          (p) It is not necessary in connection with the offer, sale and delivery of the Units, the Notes and the Warrants to the Initial Purchaser in the manner contemplated by this Agreement to register the Units, the Notes or the Warrants under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

          (q) The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

          (r) There are no costs and liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

          (s) The Units, the Notes and the Warrants satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

          (t) None of the Company, its Affiliates or any person acting on its or their behalf (other than the Initial Purchaser) has engaged in any directed selling efforts (as that term is defined in Regulation S under the Securities Act) with respect to the Units, the Notes or the Warrants and the Company and its Affiliates and any person acting on its or their behalf (other than the Initial Purchaser) have complied with the offering restrictions requirement of Regulation S.

          (u) Except as described in each Memorandum, the Company and its Subsidiaries (i) have all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and have made all declarations and filings with, all federal, state, local and other governmental, administrative or regulatory authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use their properties and assets and to conduct their business in the manner described in each Memorandum, except to the extent that the failure to obtain such consents, authorizations, approvals, orders, certificates or permits or make such declarations or filings would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole; and (ii) has not received any notice of proceedings relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a material adverse change in the condition, financial or otherwise, in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole.

          (v) The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and defects except (i) such as are described in each Memorandum, (ii) such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; or (iii) such as do not have a material adverse effect on the Company and its Subsidiaries taken as a whole; and any real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries, in each case except as described in or contemplated by each Memorandum.

          (w) The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and, except as set forth in each Memorandum, neither the Company nor any of its Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be reasonably likely to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole.

          (x) No material labor dispute with the employees of the Company or any of its Subsidiaries exists, except as described in or contemplated by each Memorandum, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole.

          (y) The Company and its Subsidiaries are insured against such losses and risks and in such amounts as the Company reasonably believes are prudent and customary in the businesses in which they are engaged; neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its Subsidiaries, taken as a whole, except as described in or contemplated by each Memorandum.

          (z) The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (aa) The terms of the Units, the Notes, the Warrants, the Common Stock (including the Warrant Shares), the Indenture and the Warrant Agreement conform in all material respects to the description thereof contained in the Final Memorandum under the headings "Description of the Units," "Description of the Notes," "Description of the Warrants" and "Description of Capital Stock," respectively

          2. AGREEMENTS TO SELL AND PURCHASE . The Company hereby agrees to sell to the Initial Purchaser, and the Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase from the Company the Units at a purchase price of $520.76 per Unit (the "Purchase

Price") plus accrued interest, if any, on the Notes from January 29, 1998 to the Closing Date.

          3.     TERMS OF OFFERING.   You have advised the Company that the
Initial Purchaser will make an offering of the Units purchased by the Initial Purchaser hereunder on the terms set forth in the Final Memorandum, as soon as practicable after this Agreement is entered into as in your judgment is advisable.

          4. PAYMENT AND DELIVERY. Payment for the Units shall be made to the Company in Federal or other funds immediately available in New York City against delivery of the Units at a closing (the "Closing") to be held at the office of Shearman & Sterling, 599 Lexington Avenue, New York, New York, at 10:00 A.M., local time, on January 29, 1998, or at such other time on the same or such other date, not later than February 12, 1998, as shall be designated in writing by you. The time and date of such payment are herein referred to as the "Closing Date."

          Certificates for the Units, the Notes and the Warrants shall be in definitive form or global form, as specified by you, and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date. The certificates evidencing the Notes shall be delivered to you on the Closing Date for the account of the Initial Purchaser, with any transfer taxes payable in connection with the transfer of the Units, the Notes or the Warrants to the Initial Purchaser duly paid, against payment of the purchase price therefor.

          5. CONDITIONS TO THE INITIAL PURCHASER'S OBLIGATIONS . The obligation of the Initial Purchaser to purchase and pay for the Units on the Closing Date is subject to the following conditions:

          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date,

                 (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                 (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Final Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Units on the terms and in the manner contemplated in the Final Memorandum.

          (b) The Initial Purchaser shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements contained herein and satisfied all of the conditions contained herein on its part to be performed or satisfied hereunder on or before the Closing Date.

          The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

          (c) The Initial Purchaser shall have received on the Closing Date an opinion of Kelley Drye & Warren LLP, outside counsel to the Company,
     dated the Closing Date, to the effect set forth in Exhibit E.   Such
     opinion shall be rendered to the Initial Purchaser at the request of the Company and shall so state therein.

          (d) The Initial Purchaser shall have received on the Closing Date an opinion of Simpson Thacher & Bartlett, Special Note Counsel to the Company, dated the Closing Date, to the effect set forth in Exhibit F. Such opinion shall be rendered to the Initial Purchaser at the request of the Company and shall so state therein.

          (e) The Initial Purchaser shall have received on the Closing Date an opinion of Swidler & Berlin, Chartered, regulatory counsel to the Company, dated the Closing Date, to the effect set forth in Exhibit G. Such opinion shall be rendered to the Initial Purchaser at the request of the Company and shall so state therein.

          (f) The Initial Purchaser shall have received on the Closing Date an opinion of Shearman & Sterling, counsel to the Initial Purchaser, dated the Closing Date, in form and substance satisfactory to you.

          (g) The Initial Purchaser shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchaser, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the

     Final Memorandum; PROVIDED that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

          (h) You shall have received such other documents and certificates as are reasonably requested by you or your counsel.

          6. COVENANTS OF THE COMPANY. In further consideration of the agreements of the Initial Purchaser contained in this Agreement, the Company covenants with the Initial Purchaser as follows:

          (a) To use its reasonable best efforts to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(c), as many copies of the Final Memorandum and any supplements and amendments thereto as you may reasonably request.

          (b)    Before amending or supplementing either Memorandum, to furnish
to   you a copy of each such proposed amendment or supplement and not to use any
such      proposed amendment or supplement to which you reasonably object
without   unreasonable delay.

          (c) If, during such period after the date hereof and prior to the date on which all of the Units shall have been sold by the Initial Purchaser, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel to the Initial Purchaser it is necessary to amend or supplement the Final Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchaser, either amendments or supplements to the Final Memorandum so that the statements in the Final Memorandum as so amended or supplemented will not, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, be misleading or so that the Final Memorandum, as so amended or supplemented, will comply in all material respects with applicable law.

          (d) To endeavor to qualify the Units, the Notes, the Warrants and the Warrant Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to taxation in any jurisdiction where it is not now so subject or to service or process in suits, other than those arising out of the offering or sale of the Units, the Notes, the Warrants or the Warrant Shares in any jurisdiction where it is not now so subject.

          (e) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the preparation of each Memorandum and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Units, the Notes and the Warrants, (iii) the fees and disbursements of the Company's counsel and accountants and the Trustee and its counsel, (iv) the qualification of such Units, Notes and Warrants under securities or Blue Sky laws in accordance with the provisions of
     Section 6(d), including filing fees and the fees and disbursements of counsel for the Initial Purchaser in connection therewith and in connection with the preparation of any Blue Sky or legal investment memoranda, (v) the printing and delivery to the Initial Purchaser in quantities as hereinabove stated of copies of the Memorandum and any amendments or supplements thereto, (vi) any fees charged by rating agencies, (vii) all document production charges and expenses of counsel to the Initial Purchaser (but not including their fees for professional services) in connection with the preparation of this Agreement, (viii) the fees and expenses, if any, incurred in connection with the admission of such Units, Notes or Warrants for trading in PORTAL or any other appropriate market system, (ix) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the Offering, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expense of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show with the prior approval of the Company, and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 and Section 11, the Initial Purchaser will pay all of its costs and expenses, including fees and disbursements of its counsel, transfer taxes payable on resale of any of the Units, the Notes or the Warrants by them and any advertising expenses connected with any offers they may make.

          (f) Neither the Company nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Units, the Notes or the Warrants in a manner which would require the registration under the Securities Act of such Units, Notes or Warrants.

          (g) Not to solicit any offer to buy or offer or sell the Units, the Notes or the Warrants by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, except as may be contemplated by the Registration Rights Agreement and the Warrant Registration Rights Agreement.

          (h) While any of the Units, the Notes or the Warrants remain "restricted securities" within the meaning of the Securities Act, to make available, upon request, to any seller of such Units, Notes or Warrants the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act").

          (i) Except as may be contemplated by the Registration Rights Agreement and the Warrant Registration Rights Agreement, none of the Company, its Affiliates or any person acting on its or their behalf (other than the Initial Purchaser) will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Units, the Notes or the Warrants, and the Company and its Affiliates and each person acting on its or their behalf (other than the Initial Purchaser) will comply with the offering restrictions of Regulation S.

          (j) To refuse, and to cause the Warrant Agent with respect to the Warrants and the registrar for the Warrant Shares to refuse, to register any transfer of  Warrants or Warrant Shares sold pursuant to Regulation S if
such transfer is not made     in accordance with the provisions of Regulation S.

          (k) To refuse, and to cause the Trustee to refuse, to register any transfer of the Notes sold pursuant to Regulation S if such transfer is not made in accordance with the provisions of Regulation S and the Indenture.

          (l) To use its reasonable best efforts to permit the Units, the Notes and the Warrants to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market.

          (m) To use its reasonable best efforts to cause all Warrant Shares sold under a resale shelf to be listed on any securities exchange or any automated quotation system on which securities of the same class issued by the Company are then listed if requested by the holders of Warrant Shares representing a majority of the Warrants originally issued, to the extent such Warrant Shares satisfy applicable listing requirements.

          (n) The Company shall not, and shall use its best efforts to cause its affiliates (as defined in Rule 405 under the Securities Act) not to, purchase and then resell or otherwise transfer any Units, Notes or Warrants.

          7.     OFFERING OF UNITS, NOTES AND WARRANTS; RESTRICTIONS ON
TRANSFER.  (a)   The Initial Purchaser represents and warrants that such Initial
Purchaser is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a "QIB"). The Initial Purchaser agrees with the Company that
(i) it will not solicit offers for, or offer or sell, Units, Notes or Warrants by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and
(ii) it will solicit offers for Units, Notes, or Warrants only from, and will offer such Units, Notes or Warrants only to, persons that it reasonably believes to be (A) in the case of offers inside the United States, (x) QIBs or (y) other institutional accredited investors (as defined in Rule 501(a) (1), (2), (3) or (7) under the Securities Act) ("institutional accredited investors") that, prior to their purchase of Units, deliver to such Initial Purchaser a letter containing the representations and agreements set forth in Appendix A to the Final Memorandum and (B) in the case of offers outside the United States, to persons other than U.S. persons ("foreign purchasers", which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) in reliance upon Regulation S under the Securities Act that, in each case, in purchasing such Units, Notes or Warrants are deemed to have represented and agreed as provided in the Final Memorandum under the caption "Transfer Restrictions."

          (b) The Initial Purchaser represents, warrants, and agrees with respect to offers and sales outside the United States that:

                 (i) it understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Units, the Notes or the Warrants, or possession or distribution of either Memorandum or any other offering or publicity material relating to the Units, the Notes or the Warrants, in any country or jurisdiction where action for that purpose is required;

                 (ii) such Initial Purchaser will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Units, Notes or Warrants or has in its possession or distributes either Memorandum or any such other material, in all cases at its own expense;

                 (iii) the Units, the Notes and the Warrants have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Rule 144A or Regulation S under the Securities Act or pursuant to another exemption from the registration requirements of the Securities Act;

                 (iv) such Initial Purchaser has offered the Units, the Notes or the Warrants and will offer and sell the Units, the Notes or the Warrants (A) as part of their distribution at any time and (B) otherwise until 40 days after the Closing Date, with respect to the Notes, and one year after the Closing Date with respect to the Units and the Warrants, only in accordance with Rule 903 of Regulation S or as otherwise permitted in Section 7(a); accordingly, neither such Initial Purchaser, its Affiliates nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Units, the Notes or the Warrants, and any such Initial Purchaser, its Affiliates and any such persons have complied and will comply with the offering restrictions requirement of Regulation S;

                 (v) such Initial Purchaser has (A) not offered or sold and, prior to the date six months after the Closing Date, will not offer or sell any Units, Notes or Warrants to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (B) complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Units, the Notes or the Warrants in, from or otherwise involving the United Kingdom; and (C) only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Units, the Notes or the Warrants to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on;

                 (vi) such Initial Purchaser understands that the Units, the Notes and the Warrants have not been and will not be registered under the Securities and Exchange Law of Japan, and represents that it has not offered or sold, and agrees that it will not offer or sell, any Units, Notes or Warrants, directly or indirectly in Japan or for the account of any resident thereof except pursuant to any exemption from the registration requirements of the Securities and Exchange Law of Japan and otherwise in compliance with applicable provisions of Japanese law; and

                 (vii) such Initial Purchaser agrees that, at or prior to confirmation of sales of the Units, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Units from it during the restricted period a confirmation or notice to substantially the following effect:

                 "The Units, the Notes and the Warrants covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the closing date, with respect to the Notes, and one year after the closing date with respect to the Units and the Warrants, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S."

     Terms used in this Section 7(b) have the meanings given to them by Regulation S.

          8. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless the Initial Purchaser, and each person, if any, who controls such Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in either Memorandum (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use therein.

          (b) The Initial Purchaser agrees to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Initial Purchaser, but only with reference to information relating to such Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use in either Memorandum or any amendments or supplements thereto.

          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either Section 8(a) or 8(b), such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless
     (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated in the case of parties indemnified pursuant to
     Section 8(a) and by the Company in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if
     (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such section, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Initial Purchaser, on the other hand, from the offering of such Units or
     (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company on the one hand and the Initial Purchaser on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchaser on the other hand in connection with the offering of such Units shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Units (before deducting expenses) received by the Company and the total discounts and commissions received by the Initial Purchaser in respect thereof bear to the aggregate offering price of such Units. The relative fault of the Company on the one hand and of the Initial Purchaser on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) The Company and the Initial Purchaser agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by PRO RATA allocation or by any other method of allocation that does not take account of the equitable considerations referred to in
     Section 8(d).  The amount paid or payable by
     an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Units resold by it in the initial placement of such Units were offered to investors exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          (f)    The indemnity and contribution provisions contained in this
     Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement,
     (ii) any investigation made by or on behalf of the Initial Purchaser or any person controlling the Initial Purchaser or by or on behalf of the Company, its officers or directors or any person controlling the Company and
     (iii) acceptance of and payment for any of the Units.

          9. TERMINATION. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 9(a)(i) through 9(a)(iv), such event singly or together with any other such event makes it, in your judgment, impracticable to market the Units on the terms and in the manner contemplated in the Final Memorandum.

          10. EFFECTIVENESS. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

          11. MISCELLANEOUS. If this Agreement shall be terminated by the Initial Purchaser because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement (other than by reason of a breach of this Agreement by the Initial Purchaser), the Company will reimburse the Initial Purchaser for all out-of-pocket expenses (including the fees and disbursements of its counsel) reasonably incurred by such Initial Purchaser in connection with this Agreement or the offering contemplated hereunder.

          12. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          13.    APPLICABLE LAW.   This Agreement shall be governed by and
construed in accordance with the internal laws of the State of New York.

          14. HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

          Please confirm your agreement to the foregoing by signing in the space provided below for that purpose and returning to us a copy hereof, whereupon this Agreement shall constitute a binding agreement between us.


                                             Very truly yours,

                                             KMC Telecom Holdings, Inc.


                                             By /s/ Michael Sternberg
                                               ---------------------------------
                                                Name:  Michael Sternberg
                                                Title: Chief Executive Officer


Agreed, January 29, 1998

Morgan Stanley & Co.
 Incorporated



By /s/ Gregory Attorri
  ---------------------------------
   Name:  Gregory Attorri
   Title: Principal

                                                                       EXHIBIT A

                             Form of Warrant Agreement

                                                                       EXHIBIT B

                       Form of Registration Rights Agreement

                                                                       EXHIBIT C

                   Form of Warrant Registration Rights Agreement

                                                                       EXHIBIT D

                            Subsidiaries of the Company

                                                   Jurisdiction of
                                                   Incorporation or
Name                                               Organization
----                                               ----------------

KMC Telecom Inc.                                   Delaware

KMC Telecom II, Inc.                               Delaware

KMC Telecom Leasing I LLC                          Delaware

KMC Telecom Leasing II LLC                         Delaware

KMC Telecom of Virginia, Inc.                      Virginia

                                                                       EXHIBIT E

                                 Form of Opinion of
                              Kelley Drye & Warren LLP


          Pursuant to Section 5(c) of the Purchase Agreement, Kelley Drye & Warren shall deliver an opinion to the effect that:

          (A) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware,has the corporate power and authority to own its property and to conduct its business as described in the Final Memorandum (references herein to the Final Memorandum being taken to mean the same, as amended or supplemented), and is duly qualified to transact business and is in good standing in New Jersey;

          (B) each subsidiary of the Company listed in Exhibit D to the Purchase Agreement has been duly organized, is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, has the corporate and/or limited liability company power and authority, as appropriate, to own its property and to conduct its business as described in the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction listed opposite its name on Annex I hereto;

          (C) the Purchase Agreement has been duly authorized, executed and delivered by the Company;

          (D) the Notes have been duly authorized and, when executed, authenticated and delivered to and paid for in accordance with the terms of the Purchase Agreement, will (x) be valid and binding obligations of the Company enforceable in accordance with their terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally, and (B) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability and (y) be entitled to the benefits of the Indenture and the Registration Rights Agreement;

          (E) each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms except as (w) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally, (x) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability, (y) rights to indemnification and contribution may be limited by public policy and (z) provisions of the Indenture, if any, requiring any waiver of stay or extension laws, diligent performance or other acts on the part of the Trustee may be unenforceable under principles of public policy;

          (F) the Warrants have been duly authorized by the Company and, when executed, and countersigned by the Warrant Agent as provided in the Warrant Agreement, and delivered to and paid for by the Initial Purchaser in accordance with the terms of the Purchase Agreement, will (x) be valid and binding obligations of the Company enforceable in accordance with their terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium or similar laws relating to or affecting creditors' rights generally and (B) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles and (y) be entitled to the benefits of the Warrant Agreement and the Warrant Registration Rights Agreement;

          (G) each of the Warrant Agreement and the Warrant Registration Rights Agreement has been duly authorized by the Company and, when executed and delivered by the Company, will be a valid and binding agreement of the Company, enforceable in accordance with its terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium or similar laws relating to or affecting creditors' rights generally,
     (y) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles and (z) rights to indemnification and contribution may be limited by public policy;

          (H) the Warrant Shares issuable upon exercise of the Warrants have been duly authorized and reserved by the Company and, when issued and delivered upon exercise of the Warrants in accordance with the terms of the Warrants and the Warrant Agreement, will be validly issued, fully paid and non-assessable and the issuance of such Warrant Shares will not be subject to any preemptive rights;

          (I) the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Purchase Agreement, the Indenture, the Registration Rights Agreement, the Warrant Agreement, the Warrant Registration Rights Agreement, the Notes and the Warrants (collectively, the "Transaction Documents") and the issuance, sale and delivery of the Notes and the Warrants and the issuance of the Warrant Shares upon exercise of the Warrants in accordance with the terms of the Warrants and the Warrant Agreement by the Company will not contravene (i) any provision of applicable law, (ii) the certificate of incorporation or by-laws of the Company, (iii) to such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its Subsidiaries that is material to the Company and its Subsidiaries, taken as a whole, or (iv) to such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Subsidiary, except, in the case of clauses (i),

     (iii) and (iv), for such contraventions which would not have a material adverse on the Company and its Subsidiaries, taken as a whole and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company or its subsidiaries of their obligations under the Transaction Documents, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Units, the Notes and the Warrants;

          (J) after inquiry of the executive officers of the Company, to such counsel's knowledge, there is not now pending or threatened any legal or governmental proceedings to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings fairly summarized in all material respects in the Final Memorandum and proceedings which such counsel believes are not reasonably likely to have a material adverse effect on the Company and its Subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under the Transaction Documents or to consummate the transactions contemplated by the Final Memorandum;

          (K) the Company is not, and after giving effect to the offering and sale of the Units, the Notes and the Warrants and the application of the proceeds thereof as described in the Final Memorandum, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

          (L) the statements in the Final Memorandum under the captions "Business - Legal and Administrative Proceedings", "Description of Certain Indebtedness", "Description of the Units", "Description of the Warrants", "Description of Capital Stock", "Private Placement" and "Transfer Restrictions", in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly summarize the matters referred to therein in all material respects;

          (M) the statements in the Final Memorandum, under the caption "Certain United States Federal Income Tax Considerations" are accurate in all material respects and fairly summarize the matters referred to therein;

          (N) based upon the representations, warranties, and agreements of the Company in the Purchase Agreement and of the Initial Purchaser in
     Section 7 of the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Units, Notes and Warrants to the Initial Purchaser under the Purchase Agreement or in connection with the initial resale of such Units, Notes and Warrants by the Initial Purchaser in accordance with Section 7 of the Purchase Agreement to register the Units, the Notes or the Warrants under the Securities Act of 1933, it being understood that no opinion is expressed as to any subsequent resale of any Unit, Note or Warrant;

                                   ATTACHMENT A

                                         TO

                       FORM OF KELLEY, DRYE & WARREN OPINION
                       -------------------------------------

     In the course of the preparation by the Company of the Final Memorandum, we have participated in conferences with officers, directors and representatives of the Company, its independent auditors, your representatives and representatives of your counsel at which conferences the contents of the Final Memorandum and
related matters were discussed.   Although we have not independently verified
the accuracy or completeness of, or otherwise verified the statements made in the Final Memorandum (other than as expressly provided above), nothing has come to our attention that has led us to believe that the Final Memorandum, as of its date or the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary in order the make the statements therein in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, we are not expressing any opinion or belief as to the financial statements and supporting notes and schedules and other financial data contained in the Final Memorandum nor with respect to any FCC data contained therein. Nor are we expressing any opinion or belief as to any statements in the Final Memorandum under the captions "Risk Factors - Government Regulation" and "Business - Regulation" insofar as such statements constitute a summary of the legal matters, documents, or proceedings of the FCC and any state authority overseeing telecommunication matters with respect to telecommunications regulation referred to therein.

                                      ANNEX I
                                         TO
                             KELLEY DRYE & WARREN OPINION

KMC TELECOM INC.                             Delaware
                                             Alabama
                                             Florida
                                             Georgia
                                             Louisiana
                                             New Jersey
                                             Texas
                                             Wisconsin

KMC TELECOM II, INC.                         Delaware
                                             Florida
                                             Georgia
                                             Kansas
                                             Maryland
                                             Michigan
                                             Minnesota
                                             New Jersey
                                             North Carolina

KMC TELECOM LEASING I LLC                    Delaware
                                             Alabama
                                             Georgia
                                             Louisiana
                                             New Jersey
                                             Texas
                                             Wisconsin

KMC TELECOM LEASING II LLC                   Delaware
                                             New Jersey
                                             Georgia

KMC TELECOM OF VIRGINIA, INC.                Virginia

                                                                       EXHIBIT F

                   Form of Opinion of Simpson Thacher & Bartlett




     (A) the statements in the Final Memorandum under the caption "Description of the Notes", insofar as such statements constitute summaries of certain terms of documents referred to therein, constitute accurate summaries of the terms for such documents in all material respects.

                                                                       EXHIBIT G



                   Form of Opinion of Swidler & Berlin, Chartered


     Pursuant to Section 5(e) of the Purchase Agreement, Swidler & Berlin, Chartered , regulatory counsel for the Company, shall furnish an opinion to the effect that:


          (A) (1) the execution and delivery of the Purchase Agreement by the Company and the consummation of the transactions contemplated thereby do not violate (i) the federal Communications Act of 1934, as amended, and the Telecommunications Act of 1996, any rules or regulations of the Federal Communications Commission ("FCC") applicable to the Company (collectively, the "Communications Act"), (ii) any state telecommunications law, rules or regulations ("State Law") applicable to the Company, and (iii) to the best of such counsel's knowledge, any decree from any court, and (2) no consent, approval, authorization or order of or filing with the FCC or any state authority overseeing telecommunications matters ("State Authority"), is necessary for the execution and delivery of the Purchase Agreement by the Company and except to the extent that the failure to obtain such consents, approvals, authorizations or orders or to make filings with, the FCC or any State Authority would not, individually or in the aggregate, have a material adverse effect on the prospects, condition (financial or otherwise) or in the earnings, business or operations of the Company and KMC Telecom Inc., KMC Telecom II, Inc., KMC Telecom Leasing I, LLC, KMC Telecom Leasing II, LLC and KMC Telecom of Virginia, Inc. (the "Subsidiaries") taken as a whole;

          (B) except as indicated in this paragraph B, to the best of our knowledge, based on our understanding of operations of the Company and its Subsidiaries from the Certificate [see Attachment A] (1) the Company and its Subsidiaries have made all reports and filings, and paid all fees, required by the FCC and the State Authorities, and have all certificates, orders, permits, licenses, authorizations, consents and approvals of and from, and have made all filings and registrations, with the FCC and the State Authorities necessary to own, lease, license and use its properties and assets and to conduct its respective business in the manner described in the Preliminary and Final Memorandum, except for those filings, fees, and approvals the failure to obtain or file of which would not have material adverse effect on the financial condition, or on the earnings, business, or operations of the Company and its Subsidiaries, taken as a whole; (2) has not received any notice of proceedings relating to the violation, revocation or modification of any such certificates, orders, permits, licenses, authorizations,consents or approvals, or the qualification or rejection of any such filing or registration, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company, taken as a whole; and (3) neither the Company nor its Subsidiaries is in violation of, or in default under the Communications Act or State Law, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole;

          Notwithstanding the foregoing, the Company has not obtained the required authority in the related jurisdictions listed on SCHEDULE 1 hereof for the 1997 reorganization of the Company into a holding company structure, the execution of voting agreement by Harold Kamine reducing Mr. Kamine's voting rights, and related transactions. However, the Company is in the process of seeking NUNC PRO TUNC or retroactive approval from State Authorities through appropriate filings to be made in the states that require approval or notice of such transactions. To the best of our knowledge, none of the State Authorities in the jurisdictions listed on
     SCHEDULE 1 has taken significant enforcement action in connection with similar filings in the past and we do not expect the State Authorities to initiate enforcement action with respect to the Company's filings that would, if taken against the Company, have a material adverse effect on the financial condition, or on the earnings, business, or operations of the Company and its Subsidiaries taken as a whole.

          (C) to the best of such counsel's knowledge after due inquiry (i) no adverse judgment, decree or order of the FCC or any State Authority has been issued against the Company or its Subsidiaries and (ii) no litigation, proceeding, inquiry or investigation has been commenced or threatened against the Company or its Subsidiaries before or by the FCC or any State Authority which, if decided adversely to the interests of the Company or its Subsidiaries would have a material adverse effect on the Company and its Subsidiaries, taken as a whole; and

          (D) the statements in the Final Memorandum under the captions "Risk Factors - Competition," "Risk Factors - Government Regulation," "Business
     - Industry Overview" and "Business - Regulation," insofar as such statements constitute a summary of the legal matters, documents or proceedings of the FCC and State Authorities with respect to telecommunications regulation referred to therein, fairly summarize the matters referred to therein.

                     ATTACHMENT A TO OPINION OF SWIDLER & BERLIN

                                CERTIFICATE OF OFFICER


          Except as otherwise stated herein, all capitalized terms used herein shall have the respective meanings ascribed to them in the Swidler & Berlin Opinion Letter, dated January 29, 1998 or the documents referred to in the Opinion Letter.

          The undersigned is an officer of KMC Telecom Holdings, Inc., KMC Telecom Inc., KMC Telecom II, Inc., KMC Telecom Leasing I, LLC, KMC Telecom Leasing II, LLC and KMC Telecom of Virginia, Inc. (collectively, "KMC").

          The undersigned, in the capacity as an officer of KMC and not in an individual capacity, does hereby certify to Swidler & Berlin, Chartered, that:

          1. KMC has all certificates, orders, permits, licenses, authorizations, consents, and approvals of and from, and has made all filings and registrations with, the FCC and the State Authorities necessary to own, lease, license and use its properties and assets and to provide the services authorized by the certifications listed in Exhibit A hereto. As of the date of this Certificate, KMC Telecom Inc. is not providing any services other than those authorized by the terms and conditions of the certificates issued to KMC Telecom Inc. by the State Authorities listed in Exhibit A thereto. As of the date of this Certificate, KMC Telecom of Virginia, Inc. and KMC Telecom II, Inc. are not yet providing telecommunications services. In addition, KMC Telecom Leasing I, LLC, and KMC Telecom Leasing II, LLC do not hold out or provide telecommunications services to the public. KMC Telecom Holdings, Inc. is a holding company and does not hold out or provide telecommunications services to the public.

          2. KMC has made all reports and periodic filings, and paid all fees, required by the FCC and the State Authorities except as may be required to authorize or to provide notification of the reorganization of the Company and its subsidiaries into the current holding company structure for Harold Kamine to enter into a voting agreement reducing his voting rights and related transactions.

          3. KMC has not received notice of any litigation, complaint, inquiry or investigation, formal or informal, pending or threatened by or before the FCC or any State Authority based on any alleged violations by the Company or its Subsidiaries of a character which, if adversely determined, is likely to impair materially the FCC or any of the State Authority authorizations held by the Company or its Subsidiaries. KMC has not received notice of any proceedings or threatened proceedings relating to the revocation, restriction, or modification of any of the licenses or certifications listed in Exhibit A hereto.

          4. To the best of my knowledge, based on a review of the Offering Memorandum, the description in the Offering Memorandum of the manner in which the Company and its Subsidiaries conduct their respective businesses and the factual representations made therein are complete and accurate.

          This Certificate is given with the express understanding that it will be relied upon by the law firm of Swidler & Berlin, Chartered, in rendering its opinion pursuant to Section 5(e) of the Purchase Agreement.


          IN WITNESS WHEREOF, the undersigned has set his/her hand this __ day of January, 1998.



                                        By:
                                           -------------------------------------


                                           -------------------------------------
                                                            Name

                                           -------------------------------------
                                                            Title